SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                       SteinRoe Variable Investment Trust
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                 Kevin M. Carome
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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     previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

             IMPORTANT INFORMATION FOR CONTRACT AND POLICY HOLDERS OF ALL STEINROE VARIABLE INVESTMENT TRUST SUBACCOUNTS

     This document contains your Proxy Statement and is accompanied by a voting instruction card(s). A voting instruction card (which we refer to in the Proxy Statement as your "proxy card" or "proxy") is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote on your behalf on important issues relating to the portion of your account that is allocated to your Fund(s). If you complete and sign the voting instruction card, it will be voted exactly as you instruct. If you simply sign your voting instruction card, it will be voted in the same proportion as shares for which instructions have been received.


          Notice of Special Meeting of Shareholders--October 30, 1998

                      STEINROE VARIABLE INVESTMENT TRUST

                Stein Roe Special Venture Fund, Variable Series
                 Stein Roe Growth Stock Fund, Variable Series
                   Stein Roe Balanced Fund, Variable Series
              Stein Roe Mortgage Securities Fund, Variable Series
                 Stein Roe Money Market Fund, Variable Series
                (each a "Fund" and, collectively, the "Funds")

     A special meeting of the shareholders of the above-named Funds, each a separate series of SteinRoe Variable Investment Trust, will be held on October 30, 1998, at 10:00 a.m., Boston time, at the offices of the Trust, 600 Atlantic Avenue, 24th floor, Boston, Massachusetts 02210, for the following purposes:

   1. To elect a Board of Trustees of SteinRoe Variable Investment Trust; and

   2. To act on such other business as may properly come before the meeting.

     Shareholders of record at the close of business on August 31, 1998 are entitled to notice of and to vote at the meeting and at any adjournments thereof.

                                        By order of the Board of Trustees,

                                        Kevin M. Carome
                                        Secretary

September 25, 1998




YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE VOTE,
     SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                                  IMMEDIATELY.

PROXY STATEMENT FOR A SPECIAL MEETING OF SHAREHOLDERS OF STEINROE VARIABLE
                               INVESTMENT TRUST
                        TO BE HELD ON OCTOBER 30, 1998

     The Trustees of SteinRoe Variable Investment Trust ("SRVIT" or the "Trust") have asked that you vote to elect an expanded Board of Trustees of the Trust. The enclosed proxy, which was first mailed on or about September 21, 1998, is solicited by and on behalf of SRVIT. The vote will be formally taken at a special meeting of shareholders on October 30, 1998.

     Shareholders of record of each Fund of SRVIT at the close of business on August 31, 1998, are entitled to one vote for each share held. As of the record date, the following number of shares of beneficial interest outstanding (without par value) were as follows:


                              Fund                                 No. of Shares Outstanding
---------------------------------------------------------------   --------------------------
 Stein Roe Special Venture Fund, Variable Series ..............          10,161,287.938
 Stein Roe Growth Stock Fund, Variable Series .................           6,193,484.021
 Stein Roe Balanced Fund, Variable Series .....................          20,770,578.998
 Stein Roe Mortgage Securities Fund, Variable Series ..........           8,184,097.967
 Stein Roe Money Market Fund, Variable Series .................          90,893,285.316

     All shares were owned of record by sub-accounts of separate accounts ("Separate Accounts") of life insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies. The Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport), Keyport Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company ["Liberty Mutual"]), and, with respect to Special Venture Fund, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Providian Life and Health Insurance Company and First Providian Life and Health Insurance Company. Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"). Liberty Financial is an indirect majority owned subsidiary of Liberty Mutual.

     The Participating Insurance Companies are mailing copies of this proxy material to the holders of these contracts and policies who, by completing and signing the accompanying proxy cards, will instruct the Separate Accounts how they wish the shares of the Funds to be voted. The Separate Accounts will vote shares of the Funds as instructed on the proxy cards by their contract or policy holders. If no instructions are specified on a proxy returned by a contract or policy holder, the Separate Accounts will vote the shares of the Fund represented thereby in favor of the election of each person nominated as a Trustee. The Separate Accounts intend to vote shares for which no proxies are returned in the same proportions as the shares for which instructions are received.

     Further information concerning the Funds is contained in SRVIT's annual and semiannual reports. If you would like to have copies of the reports sent to you free of charge, please write to Keyport Financial Services Corp. at 125 High Street, Boston, Massachusetts 02110 or call toll-free at 800-367-3653, or call your financial advisor.

                            1. ELECTION OF TRUSTEES

Background

     Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser to the five Funds of SRVIT. Liberty Advisory Services Corp. ("LASC") is investment adviser to the nine Funds of Liberty Variable Investment Trust ("LVIT"). Stein Roe, LASC, and each of the sub-advisers of the LVIT Funds (which include, in addition to Stein Roe, Colonial Management Associates, Inc. ["Colonial"], Newport Fund Management, Inc. ["Newport"], and Liberty Asset Management Company ["LAMCO"]) all are wholly owned subsidiaries of Liberty Financial. Liberty Financial and its affiliates created the SRVIT Funds and the LVIT Funds to be offered as investment options underlying variable annuity contracts and variable life insurance policies. These include contracts and policies issued by insurance companies that are subsidiaries or affiliates of Liberty Financial. They also include contracts and policies issued by insurance companies that are not affiliated with Liberty Financial.

     Except as noted below, each of the SRVIT and LVIT Funds has an investment objective and investment program that is similar to that of another registered investment company managed by the same entity (i.e., either Stein Roe, Colonial, Newport or LAMCO) and sold to the public outside of variable insurance products (a "public fund"). Those SRVIT and LVIT Funds typically have the same portfolio managers as their corresponding public funds and are managed in a similar manner. However, differences such as the timing of cash inflows and outflows and the varying tax treatment of variable insurance products and public funds can produce different portfolio investments, which in turn will produce different portfolio holdings and investment results. The SRVIT Mortgage Securities Fund does not correspond to any Stein Roe public fund. Similarly, the LVIT Colonial Growth and Income Fund and Colonial International Fund for Growth do not correspond to any Colonial public funds.

     The Board of Trustees that supervises the Stein Roe family of mutual funds (the "Stein Roe Funds Board") supervises the public funds that correspond to the SRVIT Funds. Similarly, the Board of Trustees that supervises the Colonial family of mutual funds (the "Colonial Funds Board") supervises the public finds that correspond to the LVIT Funds (with the exception of Liberty All-Star Equity Fund, a closed-end fund listed on the New York Stock Exchange, that corresponds to Liberty All-Star Equity Fund, Variable Series, which has a separate Board that includes some, but not all, of the members of the Colonial Funds Board). Currently, the same four individuals (Richard R. Christensen, John A. Bacon Jr., Salvatore Macera and Dr. Thomas E. Stitzel) serve as Trustees of both SRVIT and LVIT. None of these four individuals is currently a member of either the Colonial or Stein Roe Funds Boards.

     The Board of Trustees of each of SRVIT and LVIT, with the concurrence and support of the Stein Roe Funds Board and the Colonial Funds Board, as well as the support of Liberty Financial and its affiliates, propose to consolidate the governance of the SRVIT and LVIT Funds with the Stein Roe and Colonial Funds in the following manner:

o Mr. Christensen (who plans to retire during 1999), Mr. Macera and Dr. Stitzel would resign as Trustees of SRVIT. Their resignations would become effective upon the effectiveness of the election of additional Trustees of SRVIT, as described below.

o Six individuals who are the Trustees of the Stein Roe Funds and one additional person, Thomas W. Butch, who is the President of Stein Roe's Mutual Funds Division would be elected as Trustees of SRVIT, joining Mr. Bacon who will stay on the SRVIT Board. This Proposal 1 provides for the election of these eight individuals as trustees of SRVIT. The formal proposal, and information on each of these Trustee nominees, appears below. The election of these seven individuals would become effective on November 3, 1998 (the date of the next scheduled regular meeting of the Stein Roe Funds Board following the date of the SRVIT special shareholders meeting).

o On July 28, 1998, the Stein Roe Funds Board elected Mr. Bacon as a Trustee of the Stein Roe Funds. Mr. Bacon's election will become effective on November 3, 1998.

o Mr. Christensen and Mr. Bacon would resign as Trustees of LVIT. Their resignations would become effective upon the election of additional Trustees of LVIT, as described below.

o The nine individuals who are currently the Trustees of the Colonial Funds and two other individuals who have been nominated for election as Colonial Funds Trustees would be elected as Trustees of LVIT, joining Mr. Macera and Dr. Stitzel, who will stay on the LVIT Board. The election of these eleven individuals would become effective on December 17, 1998 (the date of the next scheduled regular meeting of the Colonial Funds Board following the date of the LVIT special shareholders meeting, which also will be held on October 30, 1998).

o Mr. Macera and Dr. Stitzel would become Trustees of the Colonial Funds. On June 18, 1998, the Colonial Funds Board nominated each of Mr. Macera and Dr. Stitzel for these positions, subject to the approval of the Shareholders of the Colonial Funds at a meeting called for October 30, 1998.

     Upon the effectiveness of all these transactions, the membership of the SRVIT Board (with the exception of Mr. Butch) would be identical to the membership of the Stein Roe Funds Board and the membership of the LVIT Board would be identical to the membership of the Colonial Funds Board.

     The Trustees of SRVIT have discussed these matters extensively. The Trustees, as well as Liberty Financial and its affiliates, believe this consolidation of the governance of SRVIT and the Stein Roe Funds is in the best interests of the SRVIT Funds and their Shareholders. Following these transactions, one group of individuals will be responsible for supervising both the SRVIT Funds and the corresponding public funds. This arrangement should promote efficiencies in the governance and administration of the SRVIT Funds and those corresponding funds. For example, consolidation of the SRVIT and Stein Roe Funds Boards will eliminate the need for several of the portfolio managers to make separate presentations to separate Boards, reducing the time portfolio managers spend on such administrative matters.

     The Board of Trustees of SRVIT has nominated eight individuals for election as Trustees. The nominees are as follows:

     John A. Bacon Jr. Private investor. Trustee of SRVIT since 1988 and of LVIT since 1993. Age 70.

     William W. Boyd. Chairman and Director of Sterling Plumbing Group, Inc. (manufacturer of plumbing products) since 1992; President and Chief Executive Officer prior thereto. Also a Director of Cummins-Allison Corp. (manufacturer of currency counting equipment), Kohler Company (manufacturer of plumbing products), and Market Facts, Inc. (market research); and Chairman of the Board of Trustees, Elmhurst College. Age 71. (1)

     Thomas W. Butch. President of the Mutual Funds Division of Stein Roe since March 1998; Senior Vice President of Stein Roe from September 1994 to March 1998; First Vice President or Vice President, Corporate Communications, Mellon Bank Corporation prior thereto. Also a Vice President of Liberty Funds Distributor, Inc., a principal underwriter of SRVIT. Age 41. (2)

     Lindsay Cook. Executive Vice President of Liberty Financial Companies, Inc. (the indirect parent of Stein Roe) since March 1997; Senior Vice President prior thereto. Age 46. (1) (3)

     Douglas A. Hacker. Senior Vice President and Chief Financial Officer of UAL, Inc. (parent company of United Airlines) since July 1994; Senior Vice President, Finance, UAL, Inc. from February 1993 to July 1994; Vice President, Corporate & Fleet Planning, American Airlines from 1991 to February 1993. Also a Director of the Steppenwolf Theatre Company and a Trustee of Providence-St. Mel School. Age 42. (1)

     Janet Langford Kelly. Senior Vice President, Secretary and General Counsel of Sara Lee Corporation (branded, packaged, consumer-products manufacturer) since 1995. Partner of Sidley & Austin (law firm) from 1991 through 1994. Age
40. (1)

     Charles R. Nelson. Van Voorhis Professor of Political Economy, University of Washington. Also serves as a consultant on economic and statistical matters. Age 56. (1)

     Thomas C. Theobald. Managing Director of William Blair Capital Partners (private equity fund) since 1994; Chief Executive Officer and Chairman of the Board of Directors of Continental Bank Corporation, 1987 to 1994. Also a director of the following public companies: Xerox Corporation, Anixter International (distributes network support equipment), LaSalle Partners (real estate management services), and U.S. Timberlands LLC (owns forests and sells timber). Director or partner of following private company: LaSalle Income & Growth Properties (private real estate investment trust). Also a Director of Associates of Harvard Business School, Chicago Council on Foreign Relations, and MacArthur Foundation, and a Trustee of Mutual Life Insurance Company of New York and Northwestern University. Age 61. (1)
------------
(1) Ms. Kelly and Messrs. Boyd, Cook, Hacker, Nelson, and Theobald are also Trustees of each of the following investment companies: Stein Roe Investment Trust, Stein Roe Income Trust, Stein Roe Municipal Trust, Stein Roe Advisor Trust, Stein Roe Institutional Trust, Stein Roe Trust, and
    SR&F Base Trust.
(2) Mr. Butch is an interested person of SRVIT and of Stein Roe, as defined in the Investment Company Act of 1940, by reason of his relationship with Stein Roe.
(3) Mr. Cook is an interested person of SRVIT and of Stein Roe, as defined in the Investment Company Act of 1940, by reason of his relationship with Stein Roe (which is a wholly owned subsidiary of Liberty Financial).

     The Board of Trustees of SRVIT currently has an audit committee consisting of Dr. Stitzel and Messrs. Bacon and Macera. The Audit Committee makes recommendations regarding the selection of auditors, reviews with the auditors the reports issued by them and the financial statements, confers with the auditors regarding the results of the annual audit and the adequacy of accounting procedures and controls, and considers related matters. The Audit Committee met once during 1997, with each member present.

     During 1997, the Board met four times. Each incumbent Trustee attended all meetings of the Board during the period.

     Trustees who are "interested persons" of SRVIT or Stein Roe receive no compensation from SRVIT. As compensation for their services, trustees who are not "interested persons" are paid the following fees: (i) a $10,000 annual retainer, (ii) a $3,000 meeting fee for each meeting of the Board attended in person, and (iii) a $1,000 meeting fee for each telephone meeting of the Board. The Trustees do not receive any pension or retirement benefits from SRVIT. The following table shows aggregate compensation received by each incumbent Trustee during the fiscal year ended December 31, 1997.

                                    Aggregate 1997    Total Compensation from SRVIT
                                     Compensation       and Affiliated Investment
         Name of Trustee              from SRVIT            Companies in 1997*
--------------------------------   ---------------   -------------------------------
Richard R. Christensen .........            --                        --
John A. Bacon Jr. ..............       $21,000                   $33,500
Salvatore Macera ...............        21,000                    33,500
Thomas E. Stitzel ..............        21,000                    33,500

------------
* Includes Trustee fees paid by SRVIT and by LVIT.

     The following table sets forth the compensation paid during 1997 to the following seven nominees in their capacity as trustees of the Stein Roe Funds. At December 31, 1997, the Stein Roe Funds consisted of 36 open-end management investment company portfolios.

                                   Total Compensation from the Stein Roe
                                     Funds Paid to the Nominee for the
            Nominee                Calendar Year Ended December 31, 1997
-------------------------------   --------------------------------------
 William W. Boyd ..............                  $104,100
 Thomas W. Butch ..............                        --
 Lindsay Cook .................                        --
 Douglas A. Hacker ............                   100,600
 Janet Langford Kelly .........                   100,600
 Charles R. Nelson ............                   104,100
 Thomas C. Theobald ...........                   100,600

     If shareholders elect an expanded Board of Trustees, it is expected that the Trust's arrangement for compensating its trustees will be integrated with the current trustee compensation arrangements for the Stein Roe Funds. However, even if the Board is expanded, during 1999 the Trust will not be charged aggregate Trustee fees that exceed the amount paid to the current SRVIT trustees in 1997 ($63,000).

     As of the record date, Richard R. Christensen owned beneficially 1,696 shares of Special Venture Fund. In addition, as of that date Elizabeth Bacon, spouse of John A. Bacon Jr., owned beneficially 2,339 shares of Special Venture Fund. Mr. Bacon disclaims beneficial ownership of these shares. No other Trustee or officer of SRVIT owned beneficially any shares of a SRVIT Fund.

     The Board of Trustees recommends that shareholders of each Fund vote FOR the election of each nominee as trustee.

                               2. OTHER BUSINESS

     The Trustees do not know of any other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the proxy holders.

                       FURTHER INFORMATION ABOUT VOTING

     Voting requirements. All Funds in SRVIT vote together on matters that affect the Trust as a whole, such as the election of Trustees. Each share is entitled one vote on any matter that comes before the meeting.

     Quorum and Required Vote. Thirty percent of the shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the Fund's shareholders at the meeting. Election of Trustees requires the affirmative vote of a plurality of the shares voting.

     Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees and employees of Liberty Financial or its affiliates may solicit proxies in person or by telephone but will not be additionally compensated therefor. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. The expenses of the meeting or any adjournment thereof and of any proxy solicitation will be borne by the Funds.

     Revocation of proxies. Any contract or policy holder may revoke his or her proxy at any time before the shares represented thereby are voted by a written revocation received by the Secretary of SRVIT or by properly executing a later-dated proxy.

     Date for receipt of shareholders' proposals for subsequent meetings of shareholders. SRVIT's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and SRVIT currently does not intend to hold such a meeting in 1999. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by SRVIT within a reasonable period of time prior to any such meeting. Shareholders wishing to submit the name of a candidate for consideration as a nominee for trustee should submit their recommendations to the Secretary of SRVIT.

     Adjournment. If sufficient votes in favor of the election of each nominee are not received by the time scheduled for the meeting, proxy holders may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to Proposal 1. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The proxy holders will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the election of at least one nominee. They will vote against any such adjournment those proxies required to be voted against all nominees.


                 FURTHER INFORMATION ABOUT SRVIT AND STEIN ROE

     Stein Roe. Stein Roe is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"). SSI is SRVIT's transfer agent. SSI is a wholly owned subsidiary of Liberty Financial. Liberty Financial is an integrated asset accumulation and management organization. Liberty Financial is a majority owned subsidiary of LFC Holdings, Inc. ("LFC Holdings"). LFC Holdings is a wholly owned subsidiary of Liberty Mutual Equity Corporation ("Liberty Equity"). Liberty Equity is a wholly owned subsidiary of Liberty Mutual. Liberty Mutual is a mutual insurance company, principally in the property/casualty insurance field. The address of Stein Roe and of SSI is One South Wacker Drive, Chicago, Illinois 60606; the address of Liberty Financial is Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts 02210; and the address of LFC Holdings, Liberty Equity and Liberty Mutual is 175 Berkeley Street, Boston, Massachusetts 02117.

     The directors of Stein Roe are Kenneth R. Leibler, C. Allen Merritt, Jr., Thomas W. Butch, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Merritt is Chief Operating Officer of Liberty Financial; Mr. Butch is President of Stein Roe's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of Stein Roe. The business address of Messrs. Leibler and Merritt is Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts 02210; and that of Messrs. Butch and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     Independent auditors. KPMG Peat Marwick LLP are SRVIT's independent auditors. No representative of the accounting firm is expected to be present at the shareholder meeting.

     Officers of SRVIT. The following persons are officers of SRVIT:



                                     Position Held                   Position Held with
              Name                     with SRVIT               Stein Roe or its Affiliates
-------------------------------- --------------------- ---------------------------------------------
Richard R. Christensen ......... President and         Chairman of LAMCO
                                 Trustee

Gary A. Anetsberger ............ Treasurer             Senior Vice President of Stein Roe

Sharon R. Robertson ............ Controller            Associate of Stein Roe

Richard B. Peterson ............ Vice President        Senior Vice President of Stein Roe

Harvey B. Hirschhorn ........... Vice President        Executive Vice President of Stein Roe

Jane M. Naeseth ................ Vice President        Senior Vice President of Stein Roe

Erik P. Gustafson .............. Vice President        Senior Vice President of Stein Roe

John S. McLandsborough ......... Vice President        Vice President of Stein Roe

William M. Wadden IV ........... Vice President        Senior Vice President of Stein Roe

John A. Benning ................ Assistant Secretary   Senior Vice President, General Counsel and
                                                       Secretary of Liberty Financial

Kevin M. Carome ................ Secretary             Associate General Counsel and Vice President
                                                       of Liberty Financial; General Counsel and
                                                       Secretary of Stein Roe

     Principal Underwriters. Keyport Financial Services Corp. ("KFSC"), 125 High Street, Boston, Massachusetts 02110, is the principal underwriter to the Trust for sales of shares to Participating Insurance Companies that are affiliated with Liberty Financial. Liberty Funds Distributor, Inc. ("LFD"), One Financial Center, Boston, Massachusetts 02111, is the principal underwriter to the Trust for sales of shares to other Participating Insurance Companies. Each of KFSC and LFD is an indirect wholly owned subsidiary of Liberty Financial.

     Shareholdings. As of the record date, to the knowledge of the Funds, there were no holders of record of variable annuity contracts or variable life insurance policies who beneficially had the right to vote 5% or more of the outstanding shares of the Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts.

     Reports, proxy statements and other information have been filed with the SEC and may be inspected and copied at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     SHAREHOLDERS ARE URGED TO VOTE, SIGN, AND MAIL THEIR PROXIES IMMEDIATELY.

                                        By Order of the Board of Trustees,



                                        Kevin M. Carome
                                        Secretary
September 25, 1998

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                      STEINROE VARIABLE INVESTMENT TRUST
                STEIN ROE SPECIAL VENTURE FUND, VARIABLE SERIES

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                         FOR A MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE SPECIAL VENTURE FUND, VARIABLE SERIES (THE "FUND") TO BE HELD AT 10:00 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS
FOLLOWS:

For election as Trustees, the nominees are:


   John A. Bacon Jr., William W. Boyd,                         FOR ALL                  WITHHOLD ALL
   Thomas W. Butch, Lindsay Cook,                (except as marked to the contrary)
   Douglas A. Hacker, Janet Langford Kelly,
   Charles R. Nelson, and Thomas C. Theobald                     [ ]                         [ ]

TO WITHHOLD AUTHORITY TO VOTE ON ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

-----------------------------   -----------------------------      -------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                Stein Roe Special Venture Fund, Variable Series
                      SteinRoe Variable Investment Trust

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
           FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of SteinRoe Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Providian Life and Health Insurance Company, or First Providian Life and Health Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.


                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)

                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]

For election as Trustees, the nominees are:


  John A. Bacon Jr., William W. Boyd,                         FOR ALL                  WITHHOLD ALL
  Thomas W. Butch, Lindsay Cook,                (except as marked to the contrary)
  Douglas A. Hacker, Janet Langford Kelly,
  Charles R. Nelson, and Thomas C. Theobald                     [ ]                         [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                      STEINROE VARIABLE INVESTMENT TRUST
                 STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                         FOR A MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES (THE "FUND") TO BE HELD AT 10:00 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS
FOLLOWS:

For election as Trustees, the nominees are:


   John A. Bacon Jr., William W. Boyd,                         FOR ALL                  WITHHOLD ALL
   Thomas W. Butch, Lindsay Cook,                (except as marked to the contrary)
   Douglas A. Hacker, Janet Langford Kelly,
   Charles R. Nelson, and Thomas C. Theobald                     [ ]                         [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                 STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
                      STEINROE VARIABLE INVESTMENT TRUST

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
           FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of SteinRoe Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Providian Life and Health Insurance Company, or First Providian Life and Health Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.


                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)

                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]

For election as Trustees, the nominees are:


  John A. Bacon Jr., William W. Boyd,                         FOR ALL                  WITHHOLD ALL
  Thomas W. Butch, Lindsay Cook,                (except as marked to the contrary)
  Douglas A. Hacker, Janet Langford Kelly,
  Charles R. Nelson, and Thomas C. Theobald                     [ ]                         [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                      STEINROE VARIABLE INVESTMENT TRUST
                   STEIN ROE BALANCED FUND, VARIABLE SERIES

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
                         FOR A MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE BALANCED FUND, VARIABLE SERIES (THE "FUND") TO BE HELD AT 10:00 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS
FOLLOWS:

For election as Trustees, the nominees are:


   John A. Bacon Jr., William W. Boyd,                         FOR ALL                  WITHHOLD ALL
   Thomas W. Butch, Lindsay Cook,                (except as marked to the contrary)
   Douglas A. Hacker, Janet Langford Kelly,
   Charles R. Nelson, and Thomas C. Theobald                     [ ]                         [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                   STEIN ROE BALANCED FUND, VARIABLE SERIES
                      STEINROE VARIABLE INVESTMENT TRUST

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
           FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of SteinRoe Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Providian Life and Health Insurance Company, or First Providian Life and Health Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.


                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)

                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]

For election as Trustees, the nominees are:


  John A. Bacon Jr., William W. Boyd,                         FOR ALL                  WITHHOLD ALL
  Thomas W. Butch, Lindsay Cook,                (except as marked to the contrary)
  Douglas A. Hacker, Janet Langford Kelly,
  Charles R. Nelson, and Thomas C. Theobald                     [ ]                         [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                      STEINROE VARIABLE INVESTMENT TRUST
              STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                         FOR A MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES (THE "FUND") TO BE HELD AT 10:00 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS
FOLLOWS:

For election as Trustees, the nominees are:


   John A. Bacon Jr., William W. Boyd,                         FOR ALL                  WITHHOLD ALL
   Thomas W. Butch, Lindsay Cook,                (except as marked to the contrary)
   Douglas A. Hacker, Janet Langford Kelly,
   Charles R. Nelson, and Thomas C. Theobald                     [ ]                         [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
              STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES
                      STEINROE VARIABLE INVESTMENT TRUST

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
           FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of SteinRoe Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Providian Life and Health Insurance Company, or First Providian Life and Health Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.


                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)

                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]

For election as Trustees, the nominees are:


  John A. Bacon Jr., William W. Boyd,                         FOR ALL                  WITHHOLD ALL
  Thomas W. Butch, Lindsay Cook,                (except as marked to the contrary)
  Douglas A. Hacker, Janet Langford Kelly,
  Charles R. Nelson, and Thomas C. Theobald                     [ ]                         [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                      STEINROE VARIABLE INVESTMENT TRUST
                 STEIN ROE MONEY MARKET FUND, VARIABLE SERIES

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                         FOR A MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 30, 1998

THE UNDERSIGNED HEREBY APPOINTS RICHARD R. CHRISTENSEN, JOHN A. BENNING, KEVIN
M. CAROME, BERNARD R. BECKERLEGGE, JAMES L. KLOPPER AND ELIZABETH B. LOVE, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE MONEY MARKET FUND, VARIABLE SERIES (THE "FUND") TO BE HELD AT 10:00 A.M. ON OCTOBER 30, 1998, AT 600 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS
FOLLOWS:

For election as Trustees, the nominees are:


   John A. Bacon Jr., William W. Boyd,                         FOR ALL                  WITHHOLD ALL
   Thomas W. Butch, Lindsay Cook,                (except as marked to the contrary)
   Douglas A. Hacker, Janet Langford Kelly,
   Charles R. Nelson, and Thomas C. Theobald                     [ ]                         [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

-----------------------------   -----------------------------     --------------
SIGNATURE                         SIGNATURE (JOINT OWNERS)          DATE


PLEASE SIGN NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                              VOTING INSTRUCTIONS
                 STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
                      STEINROE VARIABLE INVESTMENT TRUST

                 INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS
           FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of SteinRoe Variable Investment Trust.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company, Liberty Life Assurance Company of Boston, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Providian Life and Health Insurance Company, or First Providian Life and Health Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's account identified below to vote in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE ELECTION OF TRUSTEES.


                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE VOTING INSTRUCTIONS CARD PROMPTLY
                                         USING THE ENCLOSED ENVELOPE.

                                       Please date and sign exactly as name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should
                                       so indicate when signing.


                                       DATE: __________________________________



                                       ________________________________________
                                       (Signature of contract owner/participant)

                                       ________________________________________
                                       (Signature of joint owner/participant)

[REVERSE SIDE]

For election as Trustees, the nominees are:


  John A. Bacon Jr., William W. Boyd,                         FOR ALL                  WITHHOLD ALL
  Thomas W. Butch, Lindsay Cook,                (except as marked to the contrary)
  Douglas A. Hacker, Janet Langford Kelly,
  Charles R. Nelson, and Thomas C. Theobald                     [ ]                         [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------